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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934
        Date of Report (Date of earliest event reported) February 2, 1998
                                                         ----------------

                     SCHWEITZER-MAUDUIT INTERNATIONAL, INC.
             (Exact name of registrant as specified in its charter)


             DELAWARE                      1-13948              62-1612879
             --------                      -------              ----------
  (State or other jurisdiction of        (Commission         (I.R.S. Employer
  incorporation or organization)         File Number)      Identification No.)

  100 NORTH POINT CENTER EAST, SUITE 600
  ALPHARETTA, GEORGIA                                               30022-8246
  ----------------------------------------                          ----------
  (Address of principal executive offices)                          (Zip Code)

      (Registrant's telephone number, including area code): 1-800-514-0186
                                                            --------------

                                 Not Applicable
         ---------------------------------------------------------------
         (Former name or former address, if changed since last report.)



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ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS

(i) The information in the registrant's press release dated February 2, 1998 attached as Exhibit 99.1 incorporated in this Item 2 by reference. Souza Cruz S.A. is a subsidiary of British American Tobacco Company ("B.A.T."). B.A.T. and its subsidiaries are, together, an important existing customer of the Company and its subsidiaries. As part of the purchase agreement, Companhia Industrial de Papel Pirahy and Souza Cruz S.A. executed supply agreements pursuant to which Souza Cruz S.A. will continue to purchase from Companhia Industrial de Papel Pirahy its requirements of tobacco-related and certain other papers.

(ii) The information in the registrant's press release dated February 11, 1998 attached as Exhibit 99.2 incorporated in this Item 2 by reference. Ingefico was formerly a privately held company owned by several individuals and certain corporate shareholders unrelated to the Company, its executive officers and directors, and its employees.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

  (a)    Financial statements of businesses acquired.

         No financial statements were required to be filed as a part of this report.

  (b)    Pro forma financial information.

         No pro forma financial information was required to be filed as a part of this report.

  (c)    Exhibits.

         See the Index to Exhibits that appears at the end of this document and which is incorporated by reference herein.


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    SCHWEITZER-MAUDUIT INTERNATIONAL, INC.
                                             (Registrant)



                                    By: /s/  WILLIAM J. SHARKEY
                                        ----------------------------------
                                        William J. Sharkey
                                        General Counsel and Secretary

February 17, 1998
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                     SCHWEITZER-MAUDUIT INTERNATIONAL, INC.
                           CURRENT REPORT ON FORM 8-K
                             DATED FEBRUARY 2, 1998

                                INDEX TO EXHIBITS


EXHIBIT  NO.                                 DESCRIPTION
-----------                         ------------------------------
    2.1           Stock Purchase Agreement dated December 16, 1997, by and
                  between Schweitzer-Mauduit International, Inc. (the "Buyer")
                  and Souza Cruz S.A. (the "Seller") and Contab Participacoes
                  Ltda. (holder of 75% of the issued outstanding shares of the capital stock of the Seller, and consequently holder of
                  preemptive rights to acquire from the Seller at least 75% of the shares of Companhia Industrial de Papel Pirahy).

   99.1           Press Release of Schweitzer-Mauduit International, Inc. issued
                  February 2, 1998.

   99.2           Press Release of Schweitzer-Mauduit International, Inc. issued
                  February 11, 1998.
